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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 1998

                       UNITED STATES SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                 1-9776                 13-2518270
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation)                         Number)         Identification Number)

                      150 GLOVER AVENUE, NORWALK, CT 06856
                    (Address of principal executive offices)

                                 (203) 845-1000
              (Registrant's telephone number, including area code)
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Item 5.           Other Events.

         The Registrant is filing herewith the press release issued by the Registrant on January 30, 1998.


(c)      Exhibits

Exhibit 99.1.     Press Release dated January 30, 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         UNITED STATES SURGICAL CORPORATION

Date:  February 10, 1998               By:  /s/ Richard A. Douville
                                            --------------------------------
                                            Richard A. Douville
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)